                                                                    Exhibit 24.1

                              POWERS OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Robert F. Stoico and Terrence M. Tyrrell as the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion on Form AC and the Form S-1 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Application for Conversion on Form AC and the Form S-1 Registration Statement have been duly signed by the following persons in the capacities and on the dates indicated.

          NAME                                          DATE
          ----                                          ----



/s/ Robert F. Stoico                             September 27, 1996
- -------------------------------------
Robert F. Stoico
Director, Chairman of the Board,
President and Chief Executive Officer
(principal executive officer)
FIRSTFED AMERICA BANCORP, INC.

Director, President and
Chief Executive Officer
(principal executive officer)
First Federal Savings Bank of America


/s/ Terrence M. Tyrrell                          September 27, 1996
- -------------------------------------
Terrence M. Tyrrell
Senior Vice President, Chief Financial Officer
and Treasurer
(principal accounting and financial officer)
FIRSTFED AMERICA BANCORP, INC.

Senior Vice President and Treasurer
(principal accounting and financial officer)
First Federal Savings Bank of America


 /s/ Gilbert C. Oliveira                         September 27, 1996
- -------------------------------------
Gilbert C. Oliveira
Director
FIRSTFED AMERICA BANCORP, INC.

Director and Chairman of the Board
First Federal Savings Bank of America
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/s/ Thomas A. Rodgers, Jr.                       September 27, 1996
- -------------------------------------
Thomas A. Rodgers, Jr.
Director
FIRSTFED AMERICA BANCORP, INC.

Director and Vice Chairman of the Board
First Federal Savings Bank of America


/s/ Richard W. Cederberg                         September 27, 1996
- --------------------------------------
Richard W. Cederberg
Director
FIRSTFED AMERICA BANCORP, INC.

Director
First Federal Savings Bank of America


/s/ John S. Holden, Jr.                          September 27, 1996
- -------------------------------------
John S. Holden, Jr.
Director
FIRSTFED AMERICA BANCORP, INC.

Director
First Federal Savings Bank of America


/s/ Dr. Paul A. Raymond                          September 27, 1996
- -------------------------------------
Dr. Paul A. Raymond
Director
FIRSTFED AMERICA BANCORP, INC.

Director
First Federal Savings Bank of America


/s/ Anthony L. Sylvia                            September 27, 1996
- -------------------------------------
Anthony L. Sylvia
Director
FIRSTFED AMERICA BANCORP, INC.

Director
First Federal Savings Bank of America


/s/ Stanley A. Baker                             September 27, 1996
- -------------------------------------
Stanley A. Baker
Director
First Federal Savings Bank of America
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/s/ Gerhard S. Lowenstein                        September 27, 1996
- -------------------------------------
Gerhard S. Lowenstein
Director
First Federal Savings Bank of America


/s/  Willard E. Olmsted                          September 27, 1996
- -------------------------------------
Willard E. Olmsted
Director
First Federal Savings Bank of America


/s/ Roger K. Richardson                          September 27, 1996
- -------------------------------------
Roger K. Richardson
Director
First Federal Savings Bank of America